UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices, including zip code)

(720) 428-5050

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On March 11, 2024, Healthpeak Properties, Inc., a Maryland corporation (the “Company”), and Healthpeak OP, LLC, a Maryland limited liability company (the “operating company”), entered into an amendment (the “Amendment”) to the “at-the market” equity offering sales agreement (the “Sales Agreement”) with each of J.P. Morgan Securities LLC, Robert W. Baird & Co. Incorporated, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent and principal (except in the case of Nomura Securities International, Inc.) and forward seller (except in the case of BTIG, LLC and Capital One Securities, Inc.), from time to time (in such capacity, each an “Agent” and, collectively, the “Agents”) in each case as described below, and the Forward Purchasers (as defined below), relating to (i) the issuance and sale by the Company to or through the Sales Agents, from time to time, of shares (the “Issuance Shares”) of the Company’s common stock, par value $1.00 per share (“Common Stock”), and (ii) the sale by the Forward Sellers, as agents on behalf of the Forward Purchasers, of Common Stock (together with the Issuance Shares, the “Securities”). We refer to these entities, when acting in their capacity as sales agents for the Company, individually as a “Sales Agent” and collectively as the “Sales Agents,” when acting in their capacity as counterparties to forward sale agreements, individually as a “Forward Purchaser” and collectively as the “Forward Purchasers,” and when acting in their capacity as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as the “Forward Sellers.”

The purpose of the Amendment was to contemplate the sales of the remaining shares of Common Stock pursuant to the Sales Agreement pursuant to the Company’s new Registration Statement on Form S-3 (Registration Nos. 333-276954 and 333-276954-01) filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2024. Pursuant to the Sales Agreement, shares of the Common Stock having an aggregate gross sales price of up to $1,500,000,000 may be offered and sold from time to time. No shares of the Company’s common stock have been offered and sold under the Sales Agreement as of the date hereof, therefore shares of the Company’s Common Stock having an aggregate gross sales price of up to $1,500,000,000 are available for offer and sale under the Sales Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Amendment, the Company filed with the SEC a prospectus supplement (the “ATM Prospectus Supplement”), dated March 11, 2024, to its shelf registration statement on Form S-3 (Registration Nos. 333-276954 and 333-276954 -01), which was filed with the SEC and became effective on February 8, 2024, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Company is filing this Current Report on Form 8-K to provide the legal opinion of its counsel, Ballard Spahr LLP, regarding the legality of the Securities to be issued by the Company and covered by the ATM Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
1.1	Amendment No. 1 to At-the-Market Equity Offering Sales Agreement, dated March 11, 2024, among the Company, the operating company, the Sales Agents, the Forward Sellers and the Forward Purchasers
5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthpeak Properties, Inc.

	By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Chief Financial Officer

Date: March 11, 2024